                                                                         EX-23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated April 15, 2002, which appears on page F-2 of the 2001 Annual Report on Form 10KSB/A of Senior Care Industries, Inc., which includes the consolidated financial statements for the years ended December 31, 2001 and December 31, 2000, as restated.

/S/ MCKENNON  WILSON  &  MORGAN  LLP

Irvine, California
May 20, 2002